UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2022

VBI VACCINES INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-37769	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Second Street, Floor 3 Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)

(617) 830-3031

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Shares, no par value per share	VBIV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 22, 2022, VBI Vaccines Inc. (the “Company”) held its 2022 Annual General Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders voted to: (1) set the number of directors of the Company at eight (8); (2) elect the nominated directors of the Company to serve until the next annual meeting or until the appointment or election and qualification of their successors; and (3) approve the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm until the next annual meeting of shareholders and authorize the audit committee (the “Audit Committee”) of the board of directors of the Company to fix EisnerAmper LLP’s remuneration, as set forth in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 29, 2022 (the “Proxy Statement”). Each of these proposals is described in more detail in the Proxy Statement.

At the beginning of the Annual Meeting, there were 179,537,122 common shares present at the Annual Meeting in person or by proxy, which represented 69.52% of the outstanding common shares entitled to vote at the Annual Meeting and which constituted a quorum for the transaction of business. Holders of the Company’s common shares were entitled to one vote for each share held as of the close of business on April 25, 2022, the record date for the Annual Meeting.

The voting results on these proposals were as follows:

Proposal 1: Set the number of directors of the Company at eight

Votes For	Votes Against	Abstentions	Broker Non-Votes
90,957,682	2,318,677	0	86,045,763

Proposal 2: Election of eight directors

Director	Votes For	Withheld	Broker Non-Votes
Steven Gillis	76,989,942	16,286,418	86,045,762
Linda Bain	68,460,867	24,815,492	86,045,763
Jeffery R. Baxter	84,987,022	8,289,337	86,045,763
Damian Braga	84,721,290	8,555,070	86,045,762
Joanne Cordeiro	90,821,594	2,454,765	86,045,763
Michel De Wilde	84,830,581	8,445,778	86,045,763
Blaine H. McKee	91,077,164	2,199,195	86,045,763
Christopher McNulty	84,405,251	8,871,108	86,045,763

Each of the eight nominees for director was elected to serve until the next annual meeting of shareholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal.

Proposal 3: Approval of the appointment of EisnerAmper LLP as the independent registered public accounting firm of the Company until the next annual meeting of shareholders and authorize the Audit Committee to fix EisnerAmper LLP’s remuneration

Votes For	Votes Against	Abstentions	Broker Non-Votes
175,846,165	0	3,475,956	1

The shareholders approved the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm until the next annual meeting of shareholders and authorized the Audit Committee to fix EisnerAmper LLP’s remuneration.

The results reported above are final voting results. No other matters were considered or voted upon at the Annual Meeting.

Item 8.01 Other Events.

On June 22, 2022, the Company issued a press release announcing the voting results from the Annual Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated June 22, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VBI Vaccines Inc.

Date: June 22, 2022	By:	/s/ Jeffrey R. Baxter
Jeffrey R. Baxter
President and Chief Executive Officer